UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 10, 2004

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5 – Other Events

Hornbeck Offshore Services, Inc. (NYSE:HOS) announced today that its 2004 annual meeting of stockholders will be held on June 30, 2004, at 9:00 a.m. Central Time at the Pan-American Life Conference Center, located at 601 Poydras Street in New Orleans, LA. Stockholders of record as of May 28, 2004 will be entitled to vote at the meeting. A detailed description of the matters to be voted on at the annual meeting was included in a proxy statement that was filed with the Securities and Exchange Commission on June 7, 2004. Copies of the proxy statement, along with the Company’s 2003 Annual Report, were mailed to stockholders this week. The Company invites interested parties to review these documents, which may be found on the Company’s website at www.hornbeckoffshore.com.

Additional information is included in the Company’s press release dated June 10, 2004, which is attached hereto as Exhibit 99.1.

Item 7 – Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Press Release, dated June 10, 2004

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: June 10, 2004	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 10, 2004

4